UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2008

CYBERMESH INTERNATIONAL CORP. (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52207
(Commission File Number)

98-0512139
(IRS Employer Identification No.)

200 – 245 East Liberty Street, Reno, Nevada 89501
(Address of principal executive offices and Zip Code)

604.893.8778
Registrant's telephone number, including area code

Nil

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As used in this current report, the terms “we”, “us” and “our” refer to Cybermesh International Corp.

On July 23, 2008, we signed a termination agreement with Cyber Mesh Systems Inc, a private British Columbia corporation, to formerly terminate the Asset Purchase Agreement dated February 28, 2008 as originally filed on Form 8-K on March 5, 2008.

A copy of the amending agreement is attached hereto as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

10.1	Termination Agreement to the Asset Purchase Agreement dated July 23, 2008 by and between our company and Cyber Mesh Systems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERMESH INTERNATIONAL CORP.

/s/ Dudley Delapenha Dudley Delapenha President and CEO July 28, 2008